EXHIBIT 10.41


                                PLEDGE AGREEMENT

                             (TARRANT APPAREL GROUP)

         THIS PLEDGE AGREEMENT (this "AGREEMENT"), dated as of June 16, 2006 is executed by each of the undersigned pledgors (each a "PLEDGOR" and, together with any other entity that becomes a pledgor hereunder, the "PLEDGORS") and GUGGENHEIM CORPORATE FUNDING, LLC a Delaware limited liability company ("GUGGENHEIM"), as Collateral Agent (in such capacity, the "COLLATERAL AGENT") for itself and the other lenders (Guggenheim and such other lenders, collectively the "LENDERS") as are, or may from time to time become, parties to the Credit Agreement (as defined below).

                              W I T N E S S E T H:
                               - - - - - - - - - -

                                    RECITALS

         A. Pledgors, as Borrower and Guarantors, the Lenders and the Collateral Agent have entered into a Credit Agreement dated of even date herewith (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to which the Lenders have agreed to make available Loans to the Pledgor as more specifically set forth in the Credit Agreement;

         B. Pursuant to each guaranty entered into pursuant to the Credit Agreement, each Pledgor (other than Borrower in the case of the Credit Agreement) has guaranteed to the Lenders the payment and performance when due of all Guaranteed Obligations, as described in such guaranty;

         C. It is a condition precedent to the making of Loans to the Borrower under the Credit Agreement that each Pledgor shall have executed and delivered to the Collateral Agent this Pledge Agreement;

         D. Each Pledgor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and, accordingly, desires to execute this Credit Agreement in order to satisfy the condition described the preceding paragraph and to induce the Lenders and the Collateral Agent to enter into the Credit Agreement and other Loan Documents, and as a condition to the making of the Loans thereunder, the Pledgor has agreed to grant to the Collateral Agent a security interest in the Collateral (as hereinafter defined);

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged by it, and in order to induce the Lenders to make Loans to the Pledgor pursuant to the Credit Agreement, the Pledgor agrees with the Collateral Agent, for the benefit of the Collateral Agent and the ratable benefit of the Lenders, as follows:


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                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "COLLATERAL" means, collectively, (a) the Pledged Shares; (b) the Pledged Notes; (c) the Pledged LLC Interests; (d) the Pledged Partnership Interests; (e) all other Pledged Property, whether now or hereafter delivered to the Collateral Agent in connection with this Agreement; and (f) all proceeds of any of the foregoing; except to the extent such Pledged Shares or Pledged LLC Interests relate to the Excluded Foreign Subsidiaries other than the Luxembourg Subsidiary.

         "DEFAULT" means any Event of Default or any condition or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "DISTRIBUTIONS" mean all dividends, liquidating dividends, shares of stock resulting from stock splits, reclassifications, warrants, options and other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not mean Dividends.

         "DIVIDENDS" means cash dividends and cash distributions with respect to any Pledged Shares made out of capital surplus.

         "EVENT OF DEFAULT" means any event described in SECTION 5.1.

         "EXCLUDED PROPERTY" means (1) any membership interest in PBG7, LLC, a California limited liability company, for so long as such company constitutes an uncapitalized, non-operating Subsidiary, (2) any membership interests or capital stock of the Excluded Foreign Subsidiaries, other than the Luxembourg Subsidiary and (3) any interest in excess of 65% of the Luxembourg Subsidiary.

         "LUXEMBOURG SUBSIDIARY" means Tarrant Luxembourg Sarl.

         "INITIAL PLEDGED SHARES" means the capital stock more particularly described in Attachment I hereto, as amended and supplemented from time to time.

         "PLEDGED LLC INTERESTS" means the limited liability company interests more particularly described in ATTACHMENT I hereto, as amended and supplemented from time to time, including (a) all of each Pledgor's right, title and interest in each limited liability company to which each such Pledged LLC Interest relates, whether now existing or hereafter acquired, (b) all of its capital therein and its interest in all profits, income, surpluses, losses and other distribution to which such Pledgor shall at any time be entitled in respect of such Pledged LLC Interests; (c) all other payments due or to become due to such Pledgor in respect of Pledged LLC Interests, whether under any limited liability company agreement or otherwise; (d) all of its claims, rights,


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powers, privileges,  authority,  options, security interests liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Pledged LLC Interests; (e) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advance, for services rendered or otherwise; (f) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Peldgor relating to such Pledged LLC Interests; and (g) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; provided, however, Pledged LLC Interests shall not include Excluded Property.

         "PLEDGED NOTES" shall mean all Notes more particularly described in ATTACHMENT hereto, as amended and supplemented from time to time.

         "PLEDGED PARTNERSHIP INTERESTS" means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership organized under the laws of the United States or any State or territory thereof or the District of Columbia, including (a) all of each Pledgor's right, title and interest in each partnership to which each such Pledged Partnership Interest relates, whether now existing or hereafter acquired, (b) all of its capital therein and its interest in all profits, income, surpluses, losses and other distribution to which such Pledgor shall at any time be entitled in respect of such Pledged Partnership Interests; (c) all other payments due or to become due to such Pledgor in respect of Pledged Partnership Interests, whether under any partnership agreement or otherwise; (d) all of its claims, rights, powers, privileges, authority, options, security interests liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Pledged Partnership Interests; (e) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advance, for services rendered or otherwise; (f) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Peldgor relating to such Pledged Partnership Interests; and (g) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

         "PLEDGED PROPERTY" means all Pledged Shares, Pledged Notes, Pledged Partnership Interests, Pledged LLC Interests and all Dividends, Distributions, securities, cash, instruments, interest payments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

         "PLEDGED SHARES" means the Initial Pledged Shares and all other shares of capital stock which are delivered by the Pledgor to the Collateral Agent as Pledged Property hereunder; provided, however, Pledged Shares shall not include Excluded Property.


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         "RATABLE"  or  "RATABLY"  means,  in the context of a  distribution  of
Collateral or a distribution of proceeds of any of the Collateral, an allocation of such Collateral or proceeds among the Lenders PRO RATA in accordance with their respective portion of the aggregate dollar amount of the Secured Obligations to which the distribution is being applied.

                  "SECURED OBLIGATIONS" means, collectively, the obligations of the Borrower and the obligations of each Subsidiary under any of the Loan Documents to which the Pledgor or any such Subsidiary is now or hereafter becomes a party, including the "Obligations" (as that term is defined in the Credit Agreement).

         "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

         SECTION 1.2. CREDIT AGREEMENT DEFINITIONS, CROSS-REFERENCES, ETC. Capitalized terms used herein (including the preamble and recitals hereof) shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires or unless otherwise defined herein. References in this Agreement, the Credit Agreement or any other Loan Document to this Agreement shall mean this Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative. References in this Agreement to any Section, unless otherwise specified, are references to such Section of this Agreement, and references in such Section to any clause, unless otherwise specified, are references to such clause of such Section. References herein to "including" means including without limiting the generality of any description preceding such term.

         SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

                                    ARTICLE 2
                                     PLEDGE

         SECTION 2.1. GRANT OF SECURITY INTEREST. Each Pledgor hereby pledges, assigns, charges, mortgages, delivers, sets over, conveys and transfers to the Collateral Agent, for its benefit and the ratable benefit of the Lenders, and hereby grants to the Collateral Agent, for its benefit and the ratable benefit of the Lenders, a continuing security interest in and to, all of the Collateral.

         SECTION 2.2. SECURITY FOR SECURED  OBLIGATIONS.  This Agreement and the
Collateral   secure  the  payment  in  full  and   performance  of  all  Secured
Obligations.

         SECTION 2.3. DELIVERY OF PLEDGED PROPERTY; REGISTRATION OF PLEDGE, TRANSFER, ETC. All certificates and instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank and, if such certificates


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and instruments are traded on a registered  national  security  exchange and the
Collateral Agent shall so request,  with signatures  guaranteed by a member of a
registered  national   securities  exchange  or  the  National   Association  of
Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States. The Collateral Agent shall have the right, at any time without notice to any Pledgor, to transfer to, or to register in the name of the Collateral Agent or any of its nominees, any or all of the Pledged Shares, subject only to the revocable rights of such Pledgor specified in SECTION 4.6. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Shares for certificates or instruments of smaller or larger denominations.

         SECTION 2.4. DIVIDENDS ON PLEDGED SHARES. In the event that any Dividend is to be paid on any Pledged Share at a time when no Default or Event of Default has occurred and is continuing or would result therefrom and such Dividend is otherwise permitted by the Credit Agreement, such Dividend may be paid directly to the applicable Pledgor.

         SECTION 2.5. NO DUTY TO COLLATERAL AGENT. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Beyond reasonable care in the custody of any Collateral in its possession or control and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession or control if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or from any diminution in the value thereof, by reason of the act or omission of any carrier, forwarding agency, or other agent selected by the Collateral Agent in good faith.

         SECTION  2.6.  CONTINUING   SECURITY  INTEREST;   TRANSFER  OF  SECURED
OBLIGATION. This Agreement shall:

                  (a) create a continuing security interest in the Collateral;

                  (b) remain in full force and effect until the payment in full and performance of all Secured Obligations;

                  (c) be binding upon each Pledgor, its administrators, successors and assigns, PROVIDED, HOWEVER, that no Pledgor may assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent and the Required Lenders; and

                  (d) inure to the benefit of the Collateral Agent and the Lenders and their respective permitted successors, transferees and assigns.

Without limitation to the foregoing, any Lender may assign or otherwise transfer any Note, Loan or other Secured Obligation, held by it to any other Person, in accordance with the terms of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise. Upon the occurrence of the payment in full and performance of all Secured Obligations, the security interest granted herein shall terminate and


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all  rights  to the  Collateral  shall  revert  to the  Pledgors.  Upon any such termination, the Collateral Agent will, at the Pledgors' expense, deliver all certificates and instruments representing or evidencing all Pledged Shares together with all other Collateral held by the Collateral Agent hereunder, and execute and deliver to each Pledgor, at such Pledgor's expense, such documents as the Pledgor shall reasonably request to evidence such termination.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. WARRANTIES, ETC. Each Pledgor represents and warrants[, as of the Closing Date,] as follows:

                  (a) The Pledgor is and at all times will be the legal and beneficial owner of, and has and will have at all times good and marketable title to (and has and will at all times have full right and authority to pledge and assign) all Collateral, free and clear of all Liens or other charges or encumbrances, except the Lien granted pursuant hereto in favor of the Collateral Agent.

                  (b) The delivery of the Collateral (including, without limitation, the delivery of the Initial Pledged Shares) to the Collateral Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations, and no filing or other action is necessary to perfect or protect such security interest, except that the filing of a financing statement, the taking of possession or some other action may be required under Section 9-315 of the U.C.C. to perfect a security interest in certain proceeds of the Collateral that does not constitute Pledged Shares or other securities or instruments.

                  (c) On the date hereof the Initial Pledged Shares constitute, and at all times thereafter the Pledged Shares will constitute, 100% of all of the issued and outstanding shares of each Subsidiary, except (i) as otherwise set forth on Attachment I and (ii) with respect to the Luxembourg Subsidiary of which on the date hereof the Pledged LLC Interests will constitute, and at all time thereafter the Pledged LLC Interests will constitute, 65% of all of the issued and outstanding shares of the Luxembourg Subsidiary.

                  (d) The Pledged Shares have been duly authorized and validly issued, and are fully paid, and nonassessable.

                  (e) No authorization, approval, or other action by and no notice to or filing with, any Governmental Authority is or will be required either:

                           (i) for the pledge by the  Pledgor of any  Collateral
                  pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by the Pledgor, or

                           (ii) for the exercise by the Collateral  Agent of the
                  voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except, with respect to any Pledged Shares, as may


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                  be required in connection  with a disposition  of such Pledged
                  Shares by laws affecting the offering and sale of securities generally).

         SECTION 3.2. WARRANTIES UPON PLEDGE OF ADDITIONAL COLLATERAL. Each Pledgor shall be deemed to restate each representation and warranty set forth in
SECTION 3.1 as at the date of each pledge hereunder by the Pledgor to the Collateral Agent of any Collateral with respect to such additional Collateral.

                                    ARTICLE 4
                                    COVENANTS

         SECTION 4.1. PROTECT COLLATERAL; FURTHER ASSURANCES, ETC. No Pledgor will sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Collateral Agent hereunder) other than as permitted in accordance with that certain Intercreditor Agreement between GMAC Commercial Finance LLC, Guggenheim and the Pledgors, dated as of the date hereofs. Each Pledgor will warrant and defend the right, title and security interest herein granted to the Collateral Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor, the Pledgor will promptly execute and deliver all further Instruments, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION 4.2. ISSUANCE OF STOCK, ETC. No Pledgor will, subsequent to the date of this Agreement, without the prior written consent of the Required Lenders, cause or permit any Subsidiary to issue or grant any warrants, stock options of any nature or other instruments convertible into shares of any class of Stock or issue any additional shares of Stock or sell or transfer any treasury Stock.

         SECTION 4.3. TAXES. Each Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral before the same become delinquent or become Liens upon any of the Collateral, except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

         SECTION 4.4. STOCK POWERS, ETC. Each Pledgor agrees that all Pledged Shares (and all other shares of Stock constituting Collateral) delivered by the Pledgor pursuant to this Agreement will be accompanied by all necessary instruments of transfer or assignment, duly executed in blank. Each Pledgor will, from time to time upon the request of the Collateral Agent, promptly deliver to the Collateral Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Collateral Agent, with respect to the Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent, promptly transfer any Pledged Shares or other shares of Stock constituting Collateral into the name of the Collateral Agent or any nominee designated by the Collateral Agent.


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         SECTION 4.5.  CONTINUOUS  PLEDGE.  Subject to SECTION 2.4, each Pledgor will, at all times, keep pledged to the Collateral Agent pursuant hereto all Pledged Shares, all Pledged Notes, all Pledged Partnership Interests, all Pledged LLC Interests, all Dividends and Distributions with respect thereto, and all other Collateral.

         SECTION 4.6. VOTING RIGHTS; DIVIDENDS, ETC. Each Pledgor agrees to deliver all Distributions at any time received by it, and all Dividends at any time received by it (other than as permitted by SECTION 2.4), to the Collateral Agent to be held as Collateral hereunder. In addition, each Pledgor agrees that:

                  (a) after any Event of Default shall have occurred and be continuing or if any Default or Event of Default shall occur as a result thereof, promptly upon receipt thereof by the Pledgor and without any request therefore by the Collateral Agent, the Pledgor shall deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Dividends, all of which shall be held by the Collateral Agent as additional Collateral for use in accordance with SECTION 5.5;

                  (b) after any Event of Default shall have occurred and be continuing, upon notice to the Pledgor by the Collateral Agent, all rights of the Pledgor to exercise or refrain from exercising voting or other consensual rights in respect of the Collateral shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; and

                  (c) after any Event of Default shall have occurred and be continuing, promptly upon request of the Collateral Agent, the Pledgor shall deliver to the Collateral Agent such proxies and other documents as may be necessary to allow the Collateral Agent to exercise the voting and other consensual rights with respect to any Collateral;

PROVIDED, HOWEVER, that unless an Event of Default shall have occurred and be continuing or result therefrom, each Pledgor shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Credit Agreement or any other Loan Document (including this Agreement), the voting powers and all other incidental rights of ownership with respect to any Pledged Shares or other shares of Stock constituting Collateral (subject to such Pledgor's obligation to deliver to the Collateral Agent such Pledged Shares and other shares in pledge hereunder); PROVIDED FURTHER, HOWEVER, that unless an Event of Default shall have occurred and be continuing or result therefrom, such Pledgor shall be entitled to the receipt of all Dividends in accordance with
SECTION 2.4 to the extent such Dividends were permitted to be paid pursuant to the Credit Agreement.

All Dividends, Distributions, cash payments and proceeds which any Pledgor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by the Pledgor separate and apart from its other property in trust for the Collateral Agent. The Collateral Agent agrees that unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall, upon the written request of any Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any share of Stock


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(including Pledged Shares) constituting Collateral;  PROVIDED,  HOWEVER, that no vote shall be cast, or consent, waiver or ratification given, or action taken by the Pledgor that would impair in any material respect any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Agreement).

         SECTION 4.7. ADDITIONAL INFORMATION. A Pledgor will furnish to the Collateral Agent and the Lenders written notice of the occurrence of any event which would make any representation contained in ARTICLE 3 untrue at such time.

         SECTION 4.8. ADDITIONAL PLEDGED COLLATERAL. In the event that any Pledgor is required, under the terms of the Credit Agreement, the terms of any other Loan Document or otherwise, to pledge any Collateral after the Closing Date, such Pledgor shall pledge such Collateral, and be bound with respect to such Collateral by all of the terms and conditions hereof, by delivery to the Collateral Agent of an executed counterpart of a Supplement to Pledge Agreement in the form of EXHIBIT A attached hereto.

                                    ARTICLE 5
                           EVENTS OF DEFAULT; REMEDIES

         SECTION 5.1. EVENTS OF DEFAULT. Each of the following shall constitute an "EVENT OF DEFAULT" hereunder:

                  (a) if there shall occur any Event of Default under the Credit Agreement;

                  (b) if any of the Collateral shall be attached or levied upon or seized in any legal proceeding, or held by virtue of any Lien or distress; or

                  (c) if any representation or warranty of any Pledgor set forth herein or in the Credit Agreement shall be untrue in any material respect or if any Pledgor shall default in the due performance and observance of any covenant contained herein and such default shall continue unremedied for a period of ten (10) Business Days after notice thereof shall have been given to such Pledgor by the Collateral Agent specifying such Default in reasonable detail.

         SECTION 5.2. ACTIONS UPON EVENT OF DEFAULT. In addition to its rights and remedies provided hereunder, whenever an Event of Default shall have occurred and be continuing, the Collateral Agent shall have all rights and remedies of a secured party upon default under the U.C.C. or other applicable law. Any notification required by law of any intended disposition by the Collateral Agent of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Without limitation of the above, the Collateral Agent may, or upon direction of the Required Lenders shall, whenever an Event of Default shall have occurred and be continuing, without prior notice to the Pledgor, take all or any of the following actions:

                  (a) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, without disclosing that such Collateral is subject to the Lien hereunder;

                  (b) notify the obligors on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder;

                  (c) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

                  (d) endorse any checks, drafts, or other writings in a Pledgor's name to allow collection of the Collateral;

                  (e) take control of any proceeds of the Collateral; and

                  (f) execute (in the name, place and stead of any Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION 5.3. ATTORNEY-IN-FACT. Each Pledgor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Collateral Agent, the Lenders or otherwise, for the sole use and benefit of the Collateral Agent and the Lenders, but at the Pledgors' expense, upon the occurrence and during the continuation of an Event of Default to take any action and to execute any instrument which the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement.

         SECTION 5.4. PRIVATE SALES. (a) Each Pledgor recognizes that the Collateral Agent may be unable, after the occurrence and during the continuance of any Event of Default, to effect a public sale of any or all the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "SECURITIES ACT") and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay sale of any of the Pledged Shares for the period of time necessary to permit such Subsidiary to register such securities for public sale under the Securities Act, or under applicable state securities law, even if such Subsidiary would agree to do so.

                  (b) Each Pledgor further agrees to use its best efforts, after the occurrence and during the continuance of an Event of Default, to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares pursuant to this
         SECTION 5.4 valid and binding and in compliance with any and all other applicable Requirements of Law.

         SECTION 5.5. APPLICATION OF PROCEEDS. All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Collateral Agent pursuant to SECTIONS 9.3 AND 9.4 of the Credit Agreement and
SECTION 5.6 of this Agreement) in whole or in part by the Collateral Agent against, all or any part of the Secured Obligations in the following order:

                  (a) FIRST, ratably, to the unpaid interest (including post-petition interest) accrued and then due or owing on the Secured Obligations and to the aggregate amount of fees described in SECTION
         3.3.2 of the Credit Agreement which have accrued and are unpaid;

                  (b) SECOND, ratably, among the holders of Notes, on account of all principal of any Secured Obligations then due or owing; and

                  (c) THIRD, to any other Secured Obligations then due or owing.

After termination of the Commitments, any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations (or provision therefor being made in cash or Cash Equivalent Investments), shall be paid over to the applicable Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 5.6. INDEMNITY AND EXPENSES. Each Pledgor hereby indemnifies and holds harmless the Collateral Agent and the Lenders from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Collateral Agent's gross negligence or willful misconduct. Upon demand, the Pledgors will pay, or cause to be paid, to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with:

                  (a) the administration of this Agreement;

                  (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                  (c) the exercise or enforcement of any of the rights of the Collateral Agent hereunder and any action taken by the Collateral Agent under SECTION 6.4; and

                  (d) the failure by any Pledgor to perform or observe any of the provisions hereof.

                                    ARTICLE 6
                                  MISCELLANEOUS

         SECTION 6.1. LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article 10 thereof.

         SECTION 6.2. NOTICES. All notices hereunder shall be in writing or by telecopy and shall be sufficiently given to the Collateral Agent, the Lenders or the Pledgors if addressed or delivered to them at, in the case of the Collateral Agent and the Lenders, their respective addresses and telecopier numbers specified in SECTION 10.2 of the Credit Agreement and, in the case of the Pledgors, at the address specified in the Credit Agreement (in each case with copies addressed as provided in SECTION 10.2 of the Credit Agreement), or at such other address as any party may designate to any other party by written notice. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when transmission is verified, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         SECTION 6.3. OBLIGATIONS NOT AFFECTED. The obligations of the Pledgors under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                  (a) any amendment or modification or addition or supplement to the Credit Agreement, any Note, any other Loan Document, any Instrument delivered in connection therewith or any assignment or transfer thereof;

                  (b) any exercise, non-exercise or waiver by the Collateral Agent or any Lender of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, this Agreement, the Credit Agreement, or any other Loan Document;

                  (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Credit Agreement or any other Loan Document or any assignment or transfer of any thereof; or

                  (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of any Pledgor or any other Person, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

         SECTION 6.4. PROTECTION OF COLLATERAL. The Collateral Agent may from time to time, at its option, perform any act which any Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 6.5. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction.

         SECTION 6.6. HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

         SECTION 6.7. GOVERNING LAW; JURISDICTION. (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  (b) EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (AND EACH PLEDGOR AGREES THAT SUCH JURISDICTION WILL BE EXCLUSIVE WITH RESPECT TO CLAIMS BROUGHT BY SUCH PLEDGOR AGAINST THE COLLATERAL AGENT OR ANY LENDER), AND EACH PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

                  (c) Each Pledgor hereby irrevocably designates, appoints and empowers CT Corporation System, whose present address is 1633 Broadway, New York, New York 10019, as its authorized agent to receive, for and on its behalf and on behalf of its property, service of process in the State of New York when and as such legal actions or proceedings may be brought in the courts of the State of New York or of the United States of America sitting in the Southern District of New York, and such service of process shall be deemed complete upon the date of delivery thereof to such agent whether or not such agent gives notice thereof to such Pledgor, or upon the earliest of any other date permitted by applicable law. It is understood that a copy of said process served on such agent will as soon as practicable be forwarded to the applicable Pledgor, at the address referred to in SECTION 6.2 above, but such Pledgor's failure to receive such copy shall not affect in any way the service of said process on said agent as the agent of such Pledgor. Each Pledgor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to the Pledgor at its address referred to in SECTION 6.2 above, such service to become effective upon the earlier of (i) the date 10 calendar days after such mailing or (ii) any earlier date permitted by applicable law. Each Pledgor agrees that it will at all times continuously maintain an agent to receive service of process in the State of New York on behalf of the Pledgor and its properties and in the event that, for any reason, the agent named above or its successor shall no longer serve as its agent to receive service of process in the State of New York on its behalf, it shall promptly appoint a successor so to serve and shall advise the agent and the Lenders thereof (and shall furnish to the agent the consent of any successor agent so to act). Nothing in this SECTION 6.7 shall affect the right of the Collateral Agent or any Lender to bring proceedings against any Pledgor in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

         SECTION 6.8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Pledgor and shall inure to the benefit of the Collateral Agent and Lenders and their respective successors and assigns. No Pledgor may assign this Agreement or delegate any of its duties hereunder.

         SECTION 6.9. WAIVER OF JURY TRIAL, ETC. THE COLLATERAL AGENT AND EACH PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE COLLATERAL AGENT, SUCH LENDERS, OR THE PLEDGOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT AND SUCH LENDERS ENTERING INTO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 6.10. LIMITATION OF LIABILITY. Neither the Collateral Agent, the Lenders nor any Affiliate thereof, shall have any liability with respect to, and EACH PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES SUFFERED BY THE PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH.

         SECTION 6.11. WAIVER OF SUBROGATION. Each Pledgor hereby irrevocably waives any and all rights it may have against such Subsidiary or its assets (by subrogation or otherwise) by reason of any amounts received hereunder by the Collateral Agent or the Lenders and agrees that such rights will not be exercised.

         SECTION 6.12. COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Pledgors and the Collateral Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Pledgors and the Collateral Agent (or notice thereof satisfactory to the Collateral Agent) shall have been received by the Collateral Agent and notice thereof shall have been given by the Collateral Agent to the Pledgors and each Lender.


                         [signatures on following page]

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.


                               PLEDGORS


                               TARRANT APPAREL GROUP

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title:  Chief Executive Officer


                               NO! JEANS, INC.

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title:  Chief Executive Officer


                               TAG MEX, INC.

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title:  Chief Executive Officer


                               FASHION RESOURCE (TCL), INC.

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title:  Chief Executive Officer


                               PRIVATE BRANDS, INC.

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title:  Chief Executive Officer


                      [SIGNATURE PAGE TO PLEDGE AGREEMENT]

                               JANE DOE INTERNATIONAL, LLC

                               By:  /S/ CORAZON REYES
                                    ---------------------------------------
                                     Name:  Corazon Reyes
                                     Title:  Chief Financial Officer


                               TAG MEX, LLC

                               By:  /S/ CORAZON REYES
                                    ---------------------------------------
                                     Name:  Corazon Reyes
                                     Title:  Chief Financial Officer


                               UNITED APPAREL VENTURES, LLC

                               By:  /S/ GERARD GUEZ
                                    ---------------------------------------
                                     Name:  Gerard Guez
                                     Title:  Manager


                               ROCKY APPAREL, LLC

                               By:  /S/ CORAZON REYES
                                    ---------------------------------------
                                     Name:  Corazon Reyes
                                     Title:  Chief Financial Officer


Acknowledged and Agreed to:

GUGGENHEIM CORPORATE FUNDING, LLC,
as Collateral Agent

By:  /S/ STEPHEN D. SAUTEL
     -------------------------------
      Name:  Stephen D. Sautel
      Title:  Managing Director